UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 25, 2024 (June 18, 2024)
Date of Report (Date of Earliest Event Reported)
___________________________________________________
Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
___________________________________________________

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Executive Drive, Suite 303
Chelmsford, MA 01824
(512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Submission of Matters to a Vote of Security Holders
On June 18th, 2024, Harte Hanks selected and signed formal commitment letters with Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively as “Nationwide”), as its insurer, to provide pension benefits to its Plan I pension members, commencing as of August 2024. Harte Hanks will continue to make payments to these plan members through the end of July 2024. The cost of the annuity requires a $6.1M cash contribution from Harte Hanks to Pension Plan I, and the transfer of plan assets valued on June 17th as $66.4M. This annuity purchase completes Harte Hanks prior decision (as of June 30, 2023) to terminate this pension plan.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No	Description

99.1	Press Release of Harte Hanks, Inc. dated June 25, 2024 announcing termination of pension plan I

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: June 25, 2024	By:	/s/ David Garrison
David Garrison Chief Financial Officer